Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
SMBC Nikko Securities America, Inc.
Credit Agricole Securities (USA) Inc.
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Receivables Trust 2022-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “08312022_MBART 2022-1_Preliminary Pool_Data Tape_KPMG view.xlsx” provided by the Company on September 6, 2022 (the “Data File”), containing information on 59,969 motor vehicle installment sales contracts and installment loans secured by new and pre-owned Mercedes-Benz and smart automobiles (the “Receivables”) as of August 31, 2022 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Receivables Trust 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided by the Company.

•	The term “ALFA” means the Company’s contract management system.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•	The term “eValidate” means the Company's system for validating consumer contracts.

•	The term “VIPS2.0” means the Company's system for vehicle, pricing, and subsidy data.

•
The term “Title Document” means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, Notice of Lien, or Lien Filing Acceptance.

•
The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Title Document, Modification Letter, Vehicle Invoice, and screenshots contained within ALFA, ACE, eValidate, and VIPS2.0. The Receivable File, maintained and furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA, ACE, eValidate, and VIPS2.0. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sales Contract by the obligor.

•	The term “Provided Information” means the Instructions and Receivable File for each Sample Receivable.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attributes	Receivable File/Instructions
Customer Account Number	ALFA
Origination Date	Retail Installment Sales Contract
Original Principal Balance	Retail Installment Sales Contract
Interest Rate	Retail Installment Sales Contract
Monthly Payment Amount	Retail Installment Sales Contract, ALFA
Original Maturity Date	ALFA
Current Maturity Date	ALFA
Number of Scheduled Payments	Retail Installment Sales Contract and Instructions
Vehicle Age Classification (Model Year)	Retail Installment Sales Contract
Obligor State	ALFA

2

Attributes	Receivable File/Instructions
Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract
Next Payment Due Date	ALFA and Instructions
Current Principal Balance	ALFA
FICO Score	ACE and Instructions
New/Used	Retail Installment Sales Contract, eValidate screenshot, and Instructions
Loan Type (Simple Interest)	Retail Installment Sales Contract
Sold Code Indicator	ALFA and Instructions
Recovery Indicator	ALFA and Instructions
Vehicle Manufacturer	Retail Installment Sales Contract and Instructions
Vehicle Model	Retail Installment Sales Contract and Instructions
Original First Payment Date	Retail Installment Sales Contract, Modification Letter, ALFA, and Instructions
Payment Type	Retail Installment Sales Contract, ALFA
Vehicle Value	ALFA, ACE, or Vehicle Invoice
Co-obligor Present Indicator	ACE
Subvented	ALFA and Instructions
Interest Paid through Date	ALFA and Instructions
Payment to Income Ratio	ACE, Retail Installment Sales Contract, and Instructions
Current Delinquency Status	ALFA

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application. We were instructed by the Company to consider the presence of an “Application ID” field within ACE as confirmation that a Credit Application was received by the Company.

•	Title Document.

•
Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

•	Truth-in-Lending Disclosure Statement (within the Retail Installment Sale Contract).

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

3

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
October 26, 2022

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Exhibit A
The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	111	35	26477	69	43745
2	243	36	27227	70	44008
3	440	37	28580	71	44126
4	571	38	29148	72	44949
5	621	39	29535	73	44991
6	2024	40	29734	74	47281
7	2234	41	29821	75	47980
8	5752	42	30877	76	48914
9	6598	43	31189	77	49412
10	7489	44	31223	78	49464
11	7512	45	31340	79	49536
12	7849	46	31798	80	51382
13	8259	47	31930	81	51394
14	8896	48	32769	82	51630
15	9768	49	33065	83	51663
16	11805	50	33127	84	51702
17	12043	51	33199	85	52193
18	12544	52	33211	86	52453
19	12913	53	35162	87	52688
20	15704	54	35515	88	52919
21	15944	55	35599	89	53001
22	16697	56	36101	90	54182
23	17234	57	36566	91	55182
24	17401	58	36896	92	56789
25	18863	59	38025	93	57393
26	19065	60	38277	94	57678
27	19627	61	38727	95	57965
28	20608	62	39159	96	58077
29	22312	63	39268	97	58447
30	23968	64	39702	98	59318
31	24296	65	42690	99	59417
32	24952	66	42970	100	59723
33	25026	67	43043
34	25488	68	43084

(*)  The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Instructions

Attribute	Instructions
Number of Scheduled Payments
In the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

Next Payment Due Date
In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor’s payment history from ALFA to evidence such prepayment.

FICO Score
Compare the primary buyer’s FICO Score per ACE to the FICO Score in the “PCD_FICO_SCORE” field in the Data File. If the Retail Installment Sales Contract had a co-buyer listed and the primary buyer’s FICO Score in ACE was “NA,” utilize the FICO Score of the co-buyer on the Retail Installment Sales Contract to compare FICO Score in the “PCD_FICO_SCORE” field in the Data File.

New/Used
For Sample Receivable #19, the “PCD_NEW_USED” field in the Data File was “Used”, and the Retail Installment Sales Contract stated “New.” The Company informed us that, based on the odometer reading and model year, the vehicle was not qualified for the New vehicle financing program. As such, it was categorized as “Used.” This was not considered an exception.

Sold Code Indicator
Consider the Sample Receivable to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank) and the “PCD_SOLD_CODE” field in the Data File was blank.

Recovery Indicator	Consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA.
Vehicle Manufacturer
Observe that the Vehicle Manufacturer appeared in the Retail Installment Sales Contract. Consider variations due to spelling, abbreviation, or truncation of the full Vehicle Manufacturer to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

Vehicle Model	In the event the Vehicle Model in the “PCD_MODEL” field stated in the Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, compare the vehicle model listed in the VIPS2.0 to the Vehicle Model listed in the “PCD_MODEL” field in the Data File.

Attribute	Instructions
Original First Payment Date
In the event the Original First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field stated in the Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract, Modification Letter, or ALFA, add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

Subvented
Consider the Sample Receivable to be “Subvented” if the (i) “Subsidy Code” field was populated (i.e. not blank) in the “Miscellaneous” screen in ALFA, and (ii) an “Accounting Event – Expense Type” of “Manufact. Subsidy (rate/residual)” listed an amount greater than $0 in the “Other Payments” screen in ALFA.

Interest Paid through Date
In the event the Interest Paid Through Date in the “PCD_INT_PAID_THRU_DTE” field stated in the Data File did not agree with the Interest Paid through Date listed in the ALFA, compare the date of the last payment before the Cutoff Date in ALFA to the date in “PCD_INT_PAID_THRU_ DTE” field in the Data File.

Payment to Income Ratio
Recompute using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the “Monthly Obligor Income” in ACE. In the event the “Co-obligor Present Indicator,” in ACE, was denoted with a “1,” we were instructed by the Company to sum the monthly income amount from the “Monthly Obligor Income” and “Monthly Co-obligor Income” in ACE.